Exhibit 32.2
CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Blue Dolphin Energy Company (the “Company”) on Form 10-K for the period ended December 31, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, T. Scott Howard, Accounting Manager, Treasurer and Assistant Secretary (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Scott Howard
T. Scott Howard
Accounting Manager, Treasurer and Assistant Secretary (Principal Accounting and Financial Officer)

March 12, 2009